[SENTRY LIFE LOGO]


                                                                  Volume 1 of 2

                                   THE PATRIOT



                           Sentry Variable Account II

                                     [PHOTO]

                               Semi-Annual Report

             A flexible premium deferred Variable Annuity funded by
                   Neuberger Berman Advisers Management Trust

                                  June 30, 1999

Dear Contract Owner:                                            August 13, 1999

We are pleased to present you with the following comments of Neuberger Berman Management Inc., the investment advisers for your Patriot variable annuity.

Jennifer Silver and Brooke Cobb took over management of Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio and the equity portion of AMT Balanced Portfolio in July 1997.

Neuberger Berman AMT Growth Portfolio co-managers, Jennifer Silver and Brooke Cobb, attribute the portfolio's performance to their stock selection strategy, which favors a diverse array of companies in a variety of industries. Silver and Cobb increased their AMT Growth holdings of Internet-related stocks during the first quarter. When Internet stocks began to give back some of their previous gains, Silver and Cobb sold some of their larger positions that had previously provided strong returns. During the second half of the six-month period, domestic interest rates began to rise. The stocks of many consumer cyclical companies, such as retailers, experienced heightened volatility. Silver and Cobb attempted to take advantage of this volatility by increasing existing holdings and establishing new positions on perceived price weakness. Looking forward, Silver and Cobb remain optimistic. In their view, the shift in market leadership from large-cap to smaller stocks may persist, especially if interest rates remain at or near current levels. Silver and Cobb report that they have continued to seek fundamentally strong companies in the mid-cap market that have good earnings and are selling at attractive valuations.

When 1999 began, the Neuberger Berman AMT Balanced Portfolio's assets were apportioned 61.9% to equity and 38.1% to fixed income. Fixed income securities provided competitive returns in a moderately rising interest rate environment, and growth stocks continued to lead the equity markets.

Neuberger Berman AMT Limited Maturity Bond Portfolio co-managers are Ted Giuliano and Catherine Waterworth, who also co-manage the fixed-income portion of AMT Balanced Portfolio. During the first quarter, the portfolio's allocation to U.S. Government Agency securities was reduced and those assets were redeployed into mortgage-backed securities. During the second half of the reporting period, the relative peace and quiet in the bond market was shattered when fixed-income investors awoke to the conclusion that faster-than-expected economic growth in domestic and overseas markets might rekindle inflation pressures. The portfolio co-managers believe that investment environments such as the one that dominated the second quarter provide true tests of fixed-income managers' skills. According to Giuliano, "higher interest rates are like a receding tide. You don't know which portfolio manager is exposed until the tide goes out." When interest rates rise, bond prices fall. Giuliano and Waterworth gradually reduced the portfolio's average duration to 2.0 years. If interest rates rise further, Giuliano and Waterworth believe that the portfolio's current posture should help it maintain competitive yields. If interest rates decline, the portfolio co-managers stand ready to make the changes required to lock in high yields.

Thank you for choosing Sentry to help meet your long-term investment needs. We value your business and appreciate your confidence in Sentry to provide this service.

Sincerely,

/s/ Dale R. Schuh
-----------------------------
Dale R. Schuh, President
Sentry Life Insurance Company


The investments for the Portfolios are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolios are likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolios are subject to change. Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Advisers Management Trust Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies. Shares of the Balanced Portfolio are also available as an underlying investment fund for certain qualified retirement plans. This material is authorized for distribution only when preceded or accompanied by a prospectus.

                          SENTRY LIFE INSURANCE COMPANY
                           SENTRY VARIABLE ACCOUNT II
                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1999 (Unaudited)

ASSETS:
Investments at market value:

   Neuberger Berman Advisers Management Trust:

     Liquid Asset Portfolio, 2,793,260
       shares (cost $2,793,260)                                                          $ 2,793,260

     Growth Portfolio, 1,692,359
       shares (cost $40,516,236)                                                          43,205,938

     Limited Maturity Bond Portfolio, 419,835
       shares (cost $5,781,476)                                                            5,495,642

     Balanced Portfolio, 735,952
       shares (cost $11,481,850)                                                          11,760,510
                                                                                         -----------
       Total investments                                                                  63,255,350

Dividends receivable                                                                           8,930
                                                                                         -----------
       Total assets                                                                       63,264,280

LIABILITIES:

Accrued expenses                                                                               6,349
                                                                                         -----------
NET ASSETS                                                                               $63,257,931
                                                                                         ===========


                   The accompanying notes are an integral part
                          of these financial statements

SENTRY LIFE INSURANCE COMPANY
SENTRY VARIABLE ACCOUNT II
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For the six months ended June 30, 1999 and 1998 (Unaudited)

                                                                   SUB-ACCOUNTS INVESTING IN:
                                                                         Liquid Asset                            Growth
                                                                           Portfolio                            Portfolio
                                                                 -----------------------------        ------------------------------
                                                                    1999               1998              1999                1998
                                                                 ---------         -----------        ----------          ----------
 Income:
   Dividends                                                        51,072             48,723                  -                  -

 Expenses:
 Mortality and expense risk                                         15,383             12,668            246,319            246,403
                                                               -----------        -----------        -----------        -----------
Net investment income (loss)                                        35,689             36,055           (246,319)          (246,403)
                                                               -----------        -----------        -----------        -----------
Realized net investment gain (loss)                                     --                 --            309,243            611,285

Unrealized depreciation, net                                            --                 --         (1,351,757)        (5,039,018)

Capital gain distributions received                                     --                 --          2,286,697         10,487,400
                                                               -----------        -----------        -----------        -----------
Realized and unrealized gain (loss)
   on investments and capital
   gains distributions, net                                             --                 --          1,244,183          6,059,667
                                                               -----------        -----------        -----------        -----------
 Net increase (decrease) in net assets
   from operations                                                  35,689             36,055            997,864          5,813,264
                                                               -----------        -----------        -----------        -----------
Purchase payments                                                   59,860             92,701          1,702,101          1,596,567

Transfers between subaccounts, net                                 383,548            614,606           (108,913)          (464,200)

Withdrawals                                                       (198,979)          (331,154)        (2,605,701)        (2,040,507)

Contract maintenance fees                                           (1,724)            (1,647)           (29,864)           (26,453)

Surrender charges                                                     (484)            (5,292)           (41,680)            (7,330)
                                                               -----------        -----------        -----------        -----------
Net increase (decrease) in net assets
 derived from principal transactions                               242,221            369,214         (1,084,057)          (941,923)
                                                               -----------        -----------        -----------        -----------
Total increase (decrease) in net assets                            277,910            405,269            (86,193)         4,871,341
Net assets at beginning of year                                  2,523,709          2,006,216         43,288,702         39,441,707
                                                               -----------        -----------        -----------        -----------
Net assets at end of year                                        2,801,619          2,411,485         43,202,509         44,313,048
                                                               ===========        ===========        ===========        ===========






    The accompanying notes are an integral part of these financial statements



         LIMITED MATURITY                             BALANCED
          BOND PORTFOLIO                              PORTFOLIO                                     TOTAL
--------------------------------          ----------------------------------         ----------------------------------
    1999                 1998                  1999                 1998                 1999                  1998
-----------          -----------          ------------          ------------         ----------           -------------
    319,622              397,135              185,833              230,506              556,527              676,364


     34,031               37,747               66,155               61,330              361,888              358,148
-----------          -----------          -----------          -----------          -----------          -----------
    285,591              359,388              119,678              169,176              194,639              318,216
-----------          -----------          -----------          -----------          -----------          -----------
    (30,314)             (17,072)              75,056               93,446              353,985              687,659

   (269,378)            (223,712)            (286,090)            (898,558)          (1,907,225)          (6,161,288)

          -                    -              275,308            1,619,027            2,562,005           12,106,427
-----------          -----------          -----------          -----------          -----------          -----------


   (299,692)            (240,784)              64,274              813,915            1,008,765            6,632,798
-----------          -----------          -----------          -----------          -----------          -----------

    (14,101)             118,604              183,952              983,091            1,203,404            6,951,014
-----------          -----------          -----------          -----------          -----------          -----------
     84,099               45,647            1,049,232              960,368            2,895,292            2,695,283

   (125,804)              38,569             (148,831)            (188,975)                   -                    -

   (412,807)            (222,243)            (612,403)            (450,220)          (3,829,890)          (3,044,124)

     (3,722)              (4,198)              (6,579)              (5,862)             (41,889)             (38,160)

    (18,552)             (10,326)              (2,695)              (1,605)             (63,411)             (24,553)
-----------          -----------          -----------          -----------          -----------          -----------


   (476,786)            (152,551)             278,724              313,706           (1,039,898)            (411,554)
-----------          -----------          -----------          -----------          -----------          -----------
   (490,887)             (33,947)             462,676            1,296,797              163,506            6,539,460

  5,985,476            6,288,074           11,296,538            9,844,273           63,094,425           57,580,270
-----------          -----------          -----------          -----------          -----------          -----------
  5,494,589            6,254,127           11,759,214           11,141,070           63,257,931           64,119,730
===========          ===========          ===========          ===========          ===========          ===========

NOTES TO FINANCIAL STATEMENTS  (Unaudited)
June 30, 1999 and 1998

1. ORGANIZATION AND CONTRACTS

   The Sentry Variable Account II (the Variable Account) is a segregated investment account of the Sentry Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Account was established by the Company on August 2, 1983 and commenced operations on May 3, 1984. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

   The assets of the Variable Account are invested in one or more of the portfolios of Neuberger Berman Advisers Management Trust (the Trust) at the portfolio's net asset value in accordance with the selection made by the contract owners.

   A copy of the Neuberger Berman Advisers Management Trust Annual Report is included in the Variable Account's Annual Report.

2. SIGNIFICANT ACCOUNTING POLICIES

   VALUATION OF INVESTMENTS

   Investments in the Trust are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Trust's portfolios.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

   Securities transactions are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis.

   FEDERAL INCOME TAXES

   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Account are part of the total operations of the Company and are not taxed as a separate entity.

   Under Federal income tax law, net investment income and net realized capital gains of the Variable Account which are applied to increase net assets are not taxed.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED-CONTINUED)
June 30, 1999 and 1998

3. EXPENSES

   A mortality and expense risk premium is deducted by the Company from the Variable Account on a daily basis which is equal, on an annual basis, to 1.20% (.80% mortality and .40% expense risk) of the daily net asset value of the Variable Account. This mortality and expense risk premium compensates the Company for assuming these risks under the variable annuity contract. The liability for accrued mortality and expense risk premium amounted to $6,349 at June 30, 1999.

   The Company deducts, on the contract anniversary date, an annual contract maintenance charge of $30, per contract holder, from the contract value by canceling accumulation units. If the contract is surrendered for its full surrender value, on other than the contract anniversary, the contract maintenance charge will be deducted at the time of such surrender. This charge reimburses the Company for administrative expenses relating to maintenance of the contract.

   There are no deductions made from purchase payments for sales charges at the time of purchase. However, a contingent deferred sales charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred which are related to contract sales. Contingent deferred sales charges apply to each purchase payment and are graded from 6% during the first contract year to 0% in the seventh contract year.

   Any premium tax payable to a governmental entity as a result of the existence of the contracts or the Variable Account will be charged against the contract value. Premium taxes up to 4% are currently imposed by certain states. Some states assess their premium taxes at the time purchase payments are made; others assess their premium taxes at the time of annuitization. In the event contracts would be issued in states assessing their premium taxes at the time purchase payments are made, the Company currently intends to advance such premium taxes and deduct the premium taxes from a contract owner's contract value at the time of annuitization or surrender.

Notes to financial statements (UNAUDITED-CONTINUED)
June 30, 1999 and 1998

4. NET ASSETS

Net assets are represented by accumulation units in the related Variable
Account.

At June 30, 1999 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:

                                                      ACCUMULATION        ACCUMULATION
                                                          UNITS            UNIT VALUE            VALUE
                                                      ------------        -------------          -----
         Neuberger Berman
         Advisers Management Trust:
           Liquid Asset Portfolio                         153,909            $18.20           $ 2,801,619
           Growth Portfolio                               730,922             59.11            43,202,509
           Limited Maturity Bond Portfolio                219,950             24.98             5,494,589
           Balanced Portfolio                             512,016             22.97            11,759,214
                                                                                              -----------
              Total net assets                                                                $63,257,931
                                                                                              ===========

At June 30, 1998 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:

                                                      ACCUMULATION        ACCUMULATION
                                                         UNITS             UNIT VALUE             VALUE
                                                      ------------        ------------            -----
         Neuberger Berman
         Advisers Management Trust:
          Liquid Asset Portfolio                         136,572             $17.66           $  2,411,485
          Growth Portfolio                               762,292              58.13             44,313,048
          Limited Maturity Bond Portfolio                252,754              24.74              6,254,127
          Balanced Portfolio                             496,726              22.43             11,141,070
                                                                                              ------------
              Total net assets                                                                $ 64,119,730
                                                                                              ============

NOTES TO FINANCIAL STATEMENTS  (UNAUDITED - CONTINUED)
June 30, 1999 and 1998


5. PURCHASES AND SALES OF SECURITIES

In 1999, purchases and proceeds on sales of the Trust's shares aggregated $8,444,006 and $6,726,136, respectively, and were as follows:

                  LIQUID ASSET         GROWTH      LIMITED MATURITY    BALANCED
                   PORTFOLIO          PORTFOLIO     BOND PORTFOLIO     PORTFOLIO            TOTAL
                  ------------       ----------   -----------------  -----------         ----------

Purchases         $1,105,984        $ 5,030,973        $519,917       $1,787,132        $8,444,006
Proceeds on sales    827,455          4,074,335         711,079        1,113,267         6,726,136



In 1998, purchases and proceeds on sales of the Trust's shares aggregated $17,475,928 and $5,457,418, respectively, and were as follows:


                  LIQUID ASSET         GROWTH      LIMITED MATURITY    BALANCED
                   PORTFOLIO          PORTFOLIO     BOND PORTFOLIO     PORTFOLIO            TOTAL
                 -------------      ------------   ----------------   ----------         -----------

Purchases         $1,042,738        $12,822,157        $586,603        $3,024,430        $17,475,928
Proceeds on sales    638,527          3,518,681         379,020           921,190          5,457,418